Exhibit No. 10.4

CONFIDENTIAL

February 17, 2009

Dr. Craig A Zabala
Chairman of the Board, President & Chief Executive Officer
Blackhawk Capital Group BDC, Inc.
14 Wall Street, Suite 1100B
New York, NY 10005

Dear Dr. Zabala,

We hereby amend the agreement dated January 16, 2009 ("Agreement") by and among John W. Loofbourrow Associates, Inc., EquitySmith, Inc., and Blackhawk Capital Group BDC, Inc., a Delaware corporation and a business development company registered under the Investment Company Act of 1940, as amended.  The parties agree to extend the term of the Agreement (as set forth in Section 3 of the Agreement) to March 17, 2009.

If this amendment to Agreement reflects our mutual understanding, please execute two copies in the space indicated below and return one to us.

Very truly yours,

JOHN W. LOOFBOURROW ASSOCIATES, INC.

/s/ John W. Loofbourrow
_____________________________
John W. Loofbourrow
President

EQUITYSMITH, INC.

/s/ Hugo A. Delgado, Jr.
_____________________________
Hugo A. Delgado, Jr.
President

Accepted and agreed to as of February 17, 2009:

BLACKHAWK CAPITAL GROUP BDC, INC.

/s/ Craig A. Zabala
____________________________________
Dr. Craig A Zabala
Chairman of the Board, President & Chief Executive Officer